UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 4, 2021, Unitil Corporation (“Unitil”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC and BofA Securities, Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the sale of 800,000 shares of Unitil’s common stock, no par value (the “Common Stock”), at a public offering price of $50.80 per share (the “Offering”). Unitil also granted the Underwriters a 30-day option (from the date of the Underwriting Agreement) to purchase up to an additional 120,000 shares of Common Stock (the “Option”).

The Offering is scheduled to close on August 6, 2021. Unitil intends to use the net proceeds from the Offering of $38.6 million (plus the proceeds of up to $5.9 million from any exercise by the Underwriters of the Option) to make equity capital contributions to its regulated utility subsidiaries, to repay debt and for general corporate purposes.

The Common Stock is being offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-258405) filed with the U.S. Securities and Exchange Commission (the “Commission”). The terms of the Common Stock are set forth in the prospectus filed August 3, 2021 with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations and warranties, covenants and closing conditions for a transaction of this type.

The Underwriters and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for Unitil and may, from time to time, engage in transactions with and perform services for Unitil in the ordinary course of their business. In addition, affiliates of some of the Underwriters are lenders, and in some cases agents, book-runners, lead arrangers or managers for the lenders, under Unitil’s credit facility. BofA Securities, Inc. and/or its affiliates serve as administrative agent, bookrunner, lead arranger, letter of credit lender, and lender under Unitil’s credit facility. BofA Securities, Inc. and/or affiliates will receive net proceeds from this offering that are used to repay indebtedness under such facility.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K.

The Underwriting Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement and the other Underwriters, and are subject to limitations agreed upon by the parties to the Underwriting Agreement. Moreover, the representations and warranties contained in the Underwriting Agreement were made for the purpose of allocating contractual risk among the parties to the Underwriting Agreement and the other Underwriters instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the Underwriting Agreement that differ from those applicable to investors generally. Investors (other than the parties to the Underwriting Agreement and the other Underwriters) are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 7.01 Regulation FD Disclosure

A press release announcing the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

A press release announcing the pricing of the Offering is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

1.1	Underwriting Agreement dated April 4, 2021 among Unitil Corporation, on the one hand, and RBC Capital Markets, LLC and BofA Securities, Inc., on the other hand, for themselves and as representatives of the several underwriters named therein.

5.1	Opinion of Gary Epler.

23.1	Consent of Gary Epler (contained in Exhibit 5.1).

99.1	Press Release dated August 3, 2021.

99.2	Press Release dated August 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K and the attached press releases contain forward-looking statements. All statements, other than statements of historical fact, included herein or therein are forward-looking statements. Forward-looking statements include declarations regarding Unitil’s beliefs and current expectations. These forward-looking statements are subject to the inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. Some, but not all, of the risks and uncertainties include the following: satisfaction of the closing conditions in the Underwriting Agreement; the coronavirus (COVID-19) pandemic; Unitil’s regulatory environment (including laws and regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, the demand for, and the prices of, energy commodities and transmission and transportation capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; declines in the valuation of capital markets; general economic conditions; Unitil’s ability to obtain debt or equity financing on acceptable terms; increases in interest rates; variations in weather; long-term global climate change; Unitil’s ability to retain its existing customers and attract new customers; increased competition; and other risks detailed in Unitil’s filings with the Securities and Exchange Commission. These forward looking statements speak only as of the date they are made. Unitil undertakes no obligation, and does not intend, to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Robert B. Hevert
Robert B. Hevert
Senior Vice President, Chief Financial Officer and Treasurer

Date:	August 5, 2021